SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 2, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On July 2, 1997, registrant issued a press release entitled Brown & Root Wins North Sea Contract For Amerada Hess pertaining, among other things, to an announcement that registrant's wholly-owned subsidiary, Brown & Root Energy Services, has been awarded a facilities contract, valued at almost $300 million for Amerada Hess' South Arne field development in the Danish sector of the North Sea.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 2, 1997.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HALLIBURTON COMPANY




Date: July 2, 1997                            By:  /s/ Susan S. Keith
                                                 ----------------------------
                                                   Susan S. Keith
                                                   Vice President, Secretary and
                                                   Corporate Counsel

























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                                  EXHIBIT INDEX



Exhibit                                                        Sequentially
Number                         Description                     Numbered Page

    20                         Press Release of
                               July 2, 1997                         5 of 6
                               Incorporated by Reference































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